                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Portfolio Management Review.................   4
     Portfolio of Investments....................   6
     Statement of Assets and Liabilities.........   7
     Statement of Operations.....................   8
     Statement of Changes in Net Assets..........   9
     Financial Highlights........................  10
     Notes to Financial Statements...............  11

    TARG SAR 4/97

                            LETTER TO SHAREHOLDERS


         [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL APPEARS HERE]

                     DENNIS J. MCDONNELL AND DON G. POWELL

March 27, 1997

Dear Shareholder,

  As mentioned in your previous report, VK/AC Holding, Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we look forward to exploring the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

  More recently, on February 5, 1997, it was announced that Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. A proxy will be mailed to you at the end of April that explains the transaction and asks for your vote of approval. The combined company will be a preeminent global finan-cial services firm, with leading market positions in securities, asset manage-ment and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe those firms that want to offer investors the greatest opportunities and services in the next century must be market leaders in all facets of their business.

ECONOMIC REVIEW

  During the six-month reporting period, inflation remained low and the pace of economic growth moderated. Early in 1996, various indicators pointed to an overly robust rate of economic activity. Despite seeming evidence of infla-tion, the Federal Reserve Board held short-term interest rates steady, and events over the reporting period proved the wisdom of this stable monetary policy. Economic growth slowed, commodity prices receded, and inflation re-mained benign. Wholesale prices fell by 0.3 percent and 0.4 percent during January and February 1997, respectively, and the producer price index, which excludes food and energy sectors, rose only 0.5 percent over the 12 months ended in February.
  Other indicators signaled generally moderate economic growth as well. Hous-ing starts and existing home sales fell slightly over the reporting period, while industrial production and consumer confidence rose sharply. Unemployment remained low at 5.3 percent, leading to the reemergence of mild upward pres-sure on wages. Inflationary implications of higher labor costs were offset by reports that the nation's businesses operated at only 83.3 percent of capacity in February--well below the level usually associated with production bottle-necks and price hikes.

                                                          Continued on page two

MARKET REVIEW

  Fixed-income markets benefited from receding inflationary expectations over the past six months. At the height of investor concerns about inflation in Ju-ly, the yield on the Treasury's benchmark 30-year bond reached 7.2 percent, up from just 5.95 percent at the beginning of the year. Then, as the economy slowed and the Federal Reserve held short-term rates steady, long-term yields gradually fell to 6.64 percent by year-end. Renewed signs of economic vitality pushed the yield on 30-year Treasury bonds back to 6.80 percent by the end of the period.
  Compared to 1995, when most sectors of the taxable fixed-income market gener-ated double-digit gains, 1996 was a year of lackluster performance. The Lehman Brothers Aggregate Bond Index returned 4.16 percent for the 12-month period ended December 31, 1996, with short- and intermediate-term bonds outperforming long-term issues. Lower-rated corporate bonds also outperformed other fixed-in-come investments, as investors felt comfortable enough to stretch for yield given the overall strength of the economy. For the year, 30-year Treasury bonds lost approximately one percent on a total-return basis. Treasury-bond losses might have been larger, but heavy foreign buying, especially among Japanese in-vestors, helped control losses.

OUTLOOK

  We expect that renewed momentum in the U.S. economy will lead to a series of modest interest-rate hikes by the Federal Reserve. While we do not believe that the threat of inflation is a serious concern, some warning signs are present, including strong job growth, high consumer confidence, and a mild upturn in em-ployment costs. In this environment, a moderate rise in interest rates is like-ly.
  In addition to the possibility of higher domestic rates, the risk of external shocks to the fixed-income market is growing. Monetary policy has been unusu-ally accommodative in many foreign countries. If these economies catch fire in 1997, the resulting demand for capital could divert buying power from the U.S. credit market. Since foreign investors have become the marginal buyers of Amer-ican bonds, we believe that increased competition for the global fixed-income dollar could also exert mild downward pressure on bond prices over the year.
  Additional details about your Fund, including a question and answer section with your portfolio management team, is provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1997


              VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND

TOTAL RETURNS

Six-month total return based on NAV/1/...............................     2.20%
Six-month total return/2/............................................    (0.89%)
One-year total return/2/.............................................    (0.15%)
Five-year average annual total return/2/.............................     4.36%
Life-of-Fund average annual total return/2/..........................     6.10%
Commencement Date.................................................... 09/11/90

/1/Assumes reinvestment of all distributions for the period.

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge of 3.00% when the Fund was offered for sale.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW


              VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND

We recently spoke with the management team of the Van Kampen American Capital Government Target Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes John R. Reynoldson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended February 28, 1997.

 Q WHAT APPROACH HAVE YOU TAKEN TO MANAGING THE FUND AS IT NEARS ITS MATU-RITY DATE?
 A With approximately nine months remaining until the Fund matures and its assets are distributed to shareholders, our goal is to maintain a compet-
itive level of current income within the context of a relatively short-term portfolio. We continue to structure the portfolio to seek a slightly higher return than what is available from other short-term vehicles with a comparable maturity.
  As a result, the Fund's performance is very much linked to the ebb and flow of short-term interest rates.

 Q   WHAT HAPPENED TO INTEREST RATES OVER THE PAST SIX MONTHS?
 A The first three months of the reporting period, September through Novem-ber 1996, were generally bullish. Bond prices moved in an upward trend as market participants concluded that the economy's weakness would convince the Federal Reserve Board to keep short-term interest rates stable--or possibly pave the way for lower rates. This sentiment was reflected in the direction of interest rates across the board; the rate on two-year Treasury securities, for example, fell to 5.6 percent at the end of November, down from 6.3 percent just three months earlier.
  In December, however, indications that the economy was gaining momentum spurred fears that accelerating economic growth would push inflation higher, and that the Fed would respond by raising short-term interest rates. By the end of February, the rate on the two-year Treasury had climbed to approxi-mately 6.1 percent.

 Q   HOW DID THE FUND PERFORM WITHIN THIS MARKET ENVIRONMENT?
 A Based on its decrease in net asset value from $15.34 per share on August 31, 1996 to $14.81 per share on February 28, 1997, the Fund generated a total return of 2.20 percent/1/ for the six months ended February 28, 1997. In comparison, the Lehman Brothers Short U.S. Government Index posted a total return of 3.83 percent for the same period. This is a broad-based index that measures the performance of all U.S. government agency and Treasury securities with maturities of one to five years. Keep in mind that this unmanaged index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

  Since its September 11, 1990 inception, the Fund has achieved an average an-nual total return of 6.60 percent/1/, based on net asset value. Please refer to the chart on page three for additional Fund performance results.

 Q   HOW DID YOU POSITION THE FUND'S PORTFOLIO IN LIGHT OF
     CURRENT CONDITIONS?
 A We don't have a great deal of flexibility in managing the Fund because of its short-term nature, so our focus has been on maintaining the credit quality of the portfolio and the integrity of the Fund's net asset value.
  In doing so, we limit our investments to short-term Government Agency obliga-tions and other short-term investments of high quality, while remaining open to opportunities to bolster the Fund's income stream with mortgage-backed securi-ties issued by federal agencies, such as the Federal National Mortgage Associa-tion (FNMA).

                           [PIE CHARTS APPEAR HERE]

Portfolio Composition by Sector*

    as of February 28, 1997

 FNMA 15-year Security  28.6%
 FNMA Discount Notes    55.9%
 Repurchase Agreement   15.5%


    as of August 31, 1996

 FNMA 15-year Security  48.8%
 FHLB Discount Notes    21.9%
 Repurchase Agreement   16.8%
 FHLMC Discount Notes   12.5%

*As a percentage of total investments

 Q   WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?
 A Certainly, this portfolio will be less sensitive to interest rate fluctua-tions than a longer-term alternative, but we remain cautious. We will keep a close watch on economic indicators that might suggest the return of domestic inflationary pressures and other factors, such as accelerating global economic growth rates, that could have a negative impact on bond prices.
  We have adopted a conservative perspective, and are fully aware that interest rates have more room to rise than to fall. As a result, the portfolio has been, and will continue to be, positioned in a defensive manner. Our strategy is to maintain a portfolio duration that does not exceed the time remaining until the Fund's liquidation.

/s/ Peter W. Hegel
Peter W. Hegel                       /s/ John R. Reynoldson
Chief Investment Officer             John R. Reynoldson
Fixed Income Investments             Portfolio Manager

                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------
 Par
 Amount                                                          Market
 (000)  Description                Coupon       Maturity          Value
--------------------------------------------------------------------------------
        U.S. GOVERNMENT AGENCY
        OBLIGATIONS 28.7%
 $3,952 Federal National
        Mortgage Association 15
        Year DWARF Pools (Cost
        $3,870,778) (a).........   8.000% 05/01/07 to 12/01/10 $ 4,062,207
                                                               -----------
 SHORT-TERM INVESTMENTS 71.5%
        REPURCHASE
        AGREEMENT 15.5%
  2,195 SBC Capital Markets, Inc. (Collateralized by U.S.
        Government Obligations in a pooled cash account,
        dated 02/28/97, to be sold on 03/03/97 at
        $2,195,979)..........................................    2,195,000
                                                               -----------
        U.S. GOVERNMENT AGENCY
        OBLIGATIONS 56.0%
  2,000 Federal National Mortgage Association Discount Note
        (Yielding 5.343%, 03/12/97 maturity).................    1,996,513
  2,000 Federal National Mortgage Association Discount Note
        (Yielding 5.340%, 03/17/97 maturity).................    1,995,023
  4,000 Federal National Mortgage Association Discount Note
        (Yielding 5.378%, 06/16/97 maturity).................    3,937,480
                                                               -----------
                                                                 7,929,016
                                                               -----------
 TOTAL INVESTMENTS
  (Cost $13,994,194) (a).....................................   14,186,223
 LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%)................      (33,200)
                                                               -----------
 NET ASSETS 100.0%...........................................  $14,153,023
                                                               -----------

(a) At February 28, 1997, cost for federal income tax purposes is $13,994,194; the aggregate gross unrealized appreciation is $192,029, and the aggregate gross unrealized depreciation is $0, resulting in net unrealized apprecia-tion of $192,029.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $3,870,778) (Note
1)...............................................................  $ 4,062,207
Short-Term Investments (Cost $7,928,416) (Note 1)................    7,929,016
Repurchase Agreement (Note 1)....................................    2,195,000
Cash.............................................................        5,257
Interest Receivable..............................................       26,349
Other............................................................           29
                                                                   -----------
 Total Assets....................................................   14,217,858
                                                                   -----------
LIABILITIES:
Payables:
 Fund Shares Repurchased.........................................       17,238
 Distributor and Affiliates (Notes 2 and 6)......................       10,318
 Investment Advisory Fee (Note 2)................................        4,913
Accrued Expenses.................................................       21,957
Deferred Compensation and Retirement Plans (Note 2)..............       10,409
                                                                   -----------
 Total Liabilities...............................................       64,835
                                                                   -----------
NET ASSETS.......................................................  $14,153,023
                                                                   -----------
NET ASSETS CONSIST OF:
Capital (Note 3).................................................  $15,735,634
Net Unrealized Appreciation on Investments.......................      192,029
Accumulated Undistributed Net Investment Income..................      101,496
Accumulated Net Realized Loss on Investments.....................   (1,876,136)
                                                                   -----------
NET ASSETS (Equivalent to $14.81 per share based upon 955,924 shares of beneficial interest outstanding)......................  $14,153,023
                                                                   -----------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                For the Year Ended February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..............................................................  $469,814
                                                                        --------
EXPENSES:
Investment Advisory Fee (Note 2)......................................    37,261
Distribution (12b-1) and Service Fees (Note 6)........................    19,079
Audit.................................................................    17,164
Printing..............................................................    12,589
Shareholder Services (Note 2).........................................     6,744
Custody...............................................................     6,186
Trustees Fees and Expenses (Note 2)...................................     2,712
Legal (Note 2)........................................................       757
Other ................................................................    31,497
                                                                        --------
 Total Expenses.......................................................   133,989
 Less Fees Waived (Note 2)............................................     3,223
                                                                        --------
 Net Expenses.........................................................   130,766
                                                                        --------
NET INVESTMENT INCOME.................................................  $339,048
                                                                        --------
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments......................................  $142,399
                                                                        --------
Unrealized Appreciation/Depreciation on Investments:
 Beginning of the Period..............................................   275,562
 End of the Period....................................................   192,029
                                                                        --------
Net Unrealized Depreciation on Investments During the Period..........   (83,533)
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................  $ 58,866
                                                                        --------
NET INCREASE IN NET ASSETS FROM OPERATIONS............................  $397,914
                                                                        --------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended February 28, 1997 and
                   the Year Ended August 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

                                             Six Months Ended       Year Ended
                                            February 28, 1997  August 31, 1996
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................       $   339,048      $   848,146
Net Realized Gain/Loss on Investments......           142,399         (168,441)
Net Unrealized Depreciation on Investments
 During the Period.........................           (83,533)        (186,417)
                                                  -----------      -----------
Change in Net Assets from Operations.......           397,914          493,288
Distributions from Net Investment Income...          (924,791)        (887,820)
                                                  -----------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES.................................          (526,877)        (394,532)
                                                  -----------      -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Net Asset Value of Shares Issued Through
Dividend Reinvestment......................           893,347          873,599
Cost of Shares Repurchased.................        (2,107,214)      (1,694,706)
                                                  -----------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS...............................        (1,213,867)        (821,107)
                                                  -----------      -----------
TOTAL DECREASE IN NET ASSETS...............        (1,740,744)      (1,215,639)
NET ASSETS:
Beginning of the Period....................        15,893,767       17,109,406
                                                  -----------      -----------
End of the Period (Including accumulated
 undistributed net investment income of
 $101,496 and $687,239, respectively)......       $14,153,023      $15,893,767
                                                  -----------      -----------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                   Year Ended August 31,
                          Six Months Ended    ---------------------------------
                          February 28, 1997      1996     1995    1994  1993(a)
-------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period
(b)......................           $15.339   $15.712  $15.510 $16.744  $19.020
                                    -------   -------  ------- -------  -------
Net Investment Income....              .316      .814     .741    .852     .954
Net Realized and
 Unrealized Gain/Loss on
 Investments.............              .024     (.400)    .050  (1.099)    .168
                                    -------   -------  ------- -------  -------
Total from Investment
Operations...............              .340      .414     .791   (.247)   1.122
                                    -------   -------  ------- -------  -------
Less:
 Distributions from Net
  Investment Income......              .873      .787     .589    .740    1.133
 Distributions from and
  in Excess of Net
  Realized Gain on
  Investments (Note 1)...               -0-       -0-      -0-    .247    2.265
                                    -------   -------  ------- -------  -------
Total Distributions......              .873      .787     .589    .987    3.398
                                    -------   -------  ------- -------  -------
Net Asset Value, End of
the Period...............           $14.806   $15.339  $15.712 $15.510  $16.744
                                    -------   -------  ------- -------  -------
Total Return* (c)........             2.20%**   3.07%    5.40%  (1.64%)   6.87%
Net Assets at End of the
Period (In millions).....             $14.2     $15.9    $17.1   $18.0    $23.0
Ratio of Expenses to
Average Net Assets*......             1.71%     1.64%    1.56%   1.58%    1.62%
Ratio of Net Investment
 Income to Average Net
 Assets*.................             4.44%     5.02%    4.63%   4.91%    5.62%
Portfolio Turnover.......                0%**     52%      51%     82%     283%
*If certain expenses had not been waived by VKAC, Total Return would have been lower and the ratios would have been as follows (Note 2):
Ratio of Expenses to
Average Net Assets.......             1.76%     1.69%    1.61%   1.63%    1.63%
Ratio of Net Investment
 Income to Average Net
 Assets..................             4.40%     4.97%    4.58%   4.86%    5.60%

**Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Computations with regard to per share information have been adjusted to reflect reverse share splits. (Note 4)
(c) Total Return is based upon net asset value which does not include payment of the maximum sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Government Target Fund (the "Fund") is organized as a Delaware business trust and is registered as a diversified open-end man-agement investment company under the Investment Company Act of 1940, as amend-ed. The Fund's investment objective is to provide the highest rate of return consistent with safety and liquidity by investing at least 80% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on September 11, 1990 and plans to liquidate on December 16, 1997, and distribute the proceeds pro rata to shareholders.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of con-tingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accor-dance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed de-livery" basis, with settlement to occur at a later date. The value of the se-curity so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At February 28, 1997, there were no when issued or delayed delivery purchase commitments.
  The Fund may invest in repurchase agreements which are short-term invest-ments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------
its affiliates, the daily aggregate of which is invested in repurchase agree-ments. Repurchase agreements are collateralized by the underlying debt securi-ties. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis. Premiums on debt securities are not amortized. Original issue discount is amortized over the life of each applicable security. Market discounts are recognized at the time of sale as realized gain for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At August 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $1,809,169 which will expire between August 31, 2002 and August 31, 2004, which is subsequent to the Fund's planned liqui-dation date. Net realized gains or losses may differ for financial and tax re-porting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends annu-ally from net investment income and, if any, net realized gains. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly based on the average daily net assets of the Fund at the annual rate of .50%. The Adviser has voluntarily agreed to waive all management fees in excess of .45% of the Fund's average daily net assets.

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Il-linois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the six months ended February 28, 1997, the Fund recognized expenses of approximately $5,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 1997, the Fund recognized expenses of approximately $6,700, representing ACCESS' cost of providing transfer agency and shareholder serv-ices plus a profit.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS
The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.01 per share. At February 28, 1997, the Fund was not accepting subscriptions from new investors.
  At February 28, 1997 and August 31, 1996, capital aggregated $15,735,634 and $16,949,501, respectively. For the periods indicated, transactions were as follows:

                                     Six Months Ended       Year Ended
                                    February 28, 1997  August 31, 1996
-----------------------------------------------------------------------
Beginning Shares                            1,101,770        1,221,264
                                            ---------        ---------
Dividend Reinvestment                          64,782           64,542
Reverse Share Splits (Note 4)                 (66,542)         (65,536)
Repurchases                                  (144,086)        (118,500)
                                            ---------        ---------
Net Decrease in Shares Outstanding           (145,846)        (119,494)
                                            ---------        ---------
Ending Shares                                 955,924        1,101,770
                                            ---------        ---------

4. REVERSE SHARE SPLITS
The Fund, at the discretion of the Board of Trustees, intends to declare a re-verse share split immediately after the payment of each annual dividend and any other distribution. The purpose is to maintain in the account of each shareholder who reinvests dividends and distributions the

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------
same number of shares as immediately preceding the dividend or distribution. The effect of this reverse share split is intended to exactly offset the shares issued for reinvestment. Although the dividends and distributions are taxable to shareholders, a reverse share split will not result in a gain or loss for federal income tax purposes. On December 16, 1996, the shares of the Fund were split .9405 of a share for each 1 share outstanding.

5. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments, were $0 and $3,781,800, respectively.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (col-lectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder ac-counts.
  Annual fees under the Plans of up to .25% of average daily net assets of the Fund are accrued daily. Included in these fees for the six months ended Febru-ary 28, 1997, are payments to VKAC of approximately $5,700.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Growth Fund
 Pace Fund
Growth & Income
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

MORGAN STANLEY FUND, INC.
 Aggressive Equity Fund
 American Value Fund
 Asian Growth Fund
 Emerging Markets Fund
 Global Equity Allocation Fund
 Global Fixed Income Fund
 High Yield Fund
 International Magnum Fund
 Latin American Fund
 Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                         RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of Price Waterhouse LLP as indepen-dent public accountants. With regard to the approval of a new investment advi-sory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 904,511 shares voted for the proposal, 23,294 shares voted against and 19,515 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 886,569 shares voted for the proposal, 25,949 shares voted against and 16,798 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 924,578 shares voted for the proposal, 5,341 shares voted against and 17,401 shares abstained.

              VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM)denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1997, the report must be accompanied by a quarterly performance update, if applicable.